The class ticker symbol chart on the cover page is restated in its entirety as follows:

CLASS	TICKER SYMBOL
Class A	MIGFX
Class B	MIGBX
Class C	MIGDX
Class I	MGTIX
Class 529A	EISTX
Class 529B	EMIVX
Class 529C	EMICX
Class R1	MIGMX
Class R2	MIRGX
Class R3	MIGHX
Class R4	MIGKX
Class R5	MIGNX

The sub-section entitled "Performance Information" beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the three-month period ended March 31, 2012 was 14.57%. During the period(s) shown in the bar chart, the highest quarterly return was 16.83% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (23.72)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2011)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	(3.42)%	1.64%	1.54%
C Shares	(0.42)%	2.02%	1.40%
I Shares	1.58%	3.04%	2.42%
529A Shares	(4.59)%	1.35%	1.27%
529B Shares	(3.48)%	1.49%	1.35%
529C Shares	(0.48)%	1.89%	1.21%
R1 Shares	0.59%	1.99%	1.29%
R2 Shares	1.07%	2.49%	1.79%
R3 Shares	1.33%	2.73%	2.07%
R4 Shares	1.60%	3.01%	2.36%
R5 Shares	1.58%	3.04%	2.42%
A Shares	(4.50)%	1.49%	1.47%
Returns After Taxes on Distributions A Shares	(4.59)%	1.41%	1.43%
Returns After Taxes on Distributions and Sale of Fund Shares A Shares	(2.82)%	1.26%	1.26%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	2.64%	2.50%	2.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

The sub-section entitled "Purchase and Sale of Fund Shares" beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail,(MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

Massachusetts Investors Growth Stock Fund

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
• Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R5	None	None
Class 529A, Class 529B, Class 529C	None – automatic investment plans $250 – other accounts	None

The sub-section directly beneath the main heading "Description of Share Classes" up to the sub-section "Sales Charges and Waivers or Reductions" is restated as follows:
The fund offers Class A, Class B, Class C, Class I, Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, Class R4, and Class R5 shares through this prospectus. All classes of the fund have the same investment objective and investments, but each class has its own sales charge and expense structure. Your financial intermediary may also charge you additional fees, commissions, or other charges. You should consult with your financial intermediary to help you determine which class is most appropriate for you.

Class I shares generally are available only to the following eligible investors:

•	certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

•	funds distributed by MFD that invest primarily in shares of MFS funds;

•	defined benefit retirement plans, endowments or foundations;

•	bank trust departments or law firms acting as trustee or manager for trust accounts; and

•	investors who purchase shares through asset-based fee programs available through financial intermediaries.

In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above.

Class 529A, Class 529B and Class 529C shares are generally only available to qualified tuition programs established in accordance with Section 529 of the Code (tuition programs).

Class R1, Class R2, Class R3, Class R4, and Class R5 shares generally are available only to eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”)), except Class R5 shares are also available to funds distributed by MFD. Class R1, Class R2, Class R3, Class R4, and Class R5 shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, salary reduction only 403(b) plans, and 529 tuition plans, except Class R5 shares are available to funds distributed by MFD.

Shareholders may be able to convert between Class A shares and Class I shares of the fund if they satisfy eligibility requirements for the other class, if any. Class I shareholders may be able to convert their Class I shares to Class R5 shares of the fund if they satisfy eligibility requirements of Class R5 shares.

Class C shareholders may be able to convert their Class C shares not subject to a CDSC to Class I shares of the fund if they satisfy eligibility requirements.

If a shareholder converts from one share class to another share class of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes in the same fund is a nontaxable event.

The paragraph entitled “Class R1, Class R2, Class R3 and Class R4 Shares” in the sub-section entitled "Sales Charges and Waivers or Reductions" beneath the main heading "Description of Share Classes" is restated as follows:

Class R1, Class R2, Class R3, Class R4, and Class R5 Shares.  Eligible Investors may purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares at net asset value without an initial sales charge or a CDSC upon redemption.

The bulleted paragraph entitled “Linking Accounts For LOI and ROA” in the sub-section "Sales Charges and Waivers or Reductions" beneath the main heading "Description of Share Classes" is restated in its entirety as follows:

•
Linking Accounts For LOI and ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your accounts with those of your spouse (or legal equivalent under applicable state law) and your children under the age of 21.

Eligible accounts that you may link under an LOI and ROA include:

o	Individual accounts;

o	Joint accounts;

o	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

o	MFS 529 College Savings Plan accounts;

o	Certain single-participant retirement plan accounts;

o	Certain Individual Retirement Accounts;

o	Uniform Gifts/Transfers to Minor Acts accounts; and

o	Accounts held in the name of your financial intermediary on your behalf.

In order to link such accounts, the broker/dealer at the time of your current purchase for an ROA or at the time of the establishment of an LOI must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined for purposes of an LOI or ROA:

Massachusetts Investors Growth Stock Fund

o
Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

o
Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase for an ROA or is different than the broker/dealer at the time of the establishment of the LOI.

It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of an LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing each purchase order.

Special Note for ROA eligible accounts linked prior to May 1, 2006. Any ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under an ROA. In addition, with respect to ROA eligible accounts linked prior to May 1, 2006, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

The sub-section entitled “How to Purchase Shares” beneath the main heading "How to Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:

How to Purchase Shares
Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. Your financial intermediary is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration.  You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund will not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

Class A, Class B, and Class C Shares.  You can establish an account by having your financial intermediary process your purchase.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group or sponsored retirement plans.

You may have your financial intermediary process your subsequent purchases or you may contact MFSC directly.

Class I Shares.  You can establish an account through your MFD representative, by contacting MFSC directly, or by having your financial intermediary process your purchase.

Class R1, Class R2, Class R3, Class R4, and Class R5 Shares.  You can establish an account through your financial intermediary or by contacting MFSC directly.

529 Share Classes.  You can establish an account by having your financial intermediary process your purchase.

You may have your financial intermediary process your subsequent purchases or you may contact MFSC directly.

Purchases of Class 529B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class 529C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class 529B share purchases or $999,999 for Class 529C share purchases, you will not be able to purchase Class 529B or Class 529C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

In addition, the Code and tuition programs impose a maximum total contribution limitation for designated beneficiaries on behalf of whom assets under tuition programs are held, which may result in a limitation on your ability to purchase the fund’s 529 share classes. Please see the program description for details concerning the maximum contribution limitation and its application. An account owner of a newly-established account under a tuition program in which the designated beneficiary is age 12 or older will not be permitted to purchase Class 529B shares, unless the newly established account results from a transfer of registration from another MFS fund account. Please see the program description for details and additional restrictions.

Massachusetts Investors Growth Stock Fund

The paragraph entitled “Performance Information” in the sub-section "Additional Information on Fees and Expenses and Performance" beneath the main heading "Other Information" is restated in its entirety as follows:

Performance Information

All performance information shown in the “Class A Bar Chart” and the “Performance Table” reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

The fund commenced investment operations on January 1, 1935, with the offering of Class A shares, and subsequently offered Class B shares on September 7, 1993; Class C shares on November 3, 1997; Class I shares on January 2, 1997; Class 529A, Class 529B, and Class 529C shares on July 31, 2002; Class R2 shares on October 31, 2003; and Class R1, Class R3, and Class R4 shares on April 1, 2005. Class R5 shares are expected to be offered on or about June 1, 2012.

Performance for each of Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, Class R4, and Class R5 shares includes the performance of the fund’s Class I shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.